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                                                              EXHIBIT (h)(18)(c)

[LOGO] (R) AMERICAN
           GENERAL

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2929 ALLEN PARKWAY (A30-25), HOUSTON, TEXAS 77019      JENNIFER P. POWELL
                                                       SENIOR COUNSEL
                                                       Direct Line (713) 831-4954
                                                       FAX (713) 831-1106
                                                       E-mail: Jennifer_Powell@aigag.com
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                                             July 1, 2008

The Variable Annuity Life Insurance                AIG Retirement Company I
Company                                            2929 Allen Parkway
2929 Allen Parkway                                 Houston, Texas 77019
Houston, Texas 77019

American General Equity Services
Corporation
2929 Allen Parkway
Houston, Texas 77019

     Re: Participation Agreement among The United States Life Insurance Company in the City of New York ("Company"), American General Equity Services Corporation, AIG Retirement Company I (formerly VALIC Company I) and The Variable Annuity Life Insurance Company dated as of July 1, 1999 (the "Agreement") - Amended Schedule B as of July 1, 2008

Ladies and Gentlemen:

Pursuant to Article 1.5 of the Agreement and First Amendment effective as of October 1, 2000, the Company provides notice hereby of the addition of a Variable Insurance Product, AIG Protection Advantage VUL, to the Agreement effective July 1, 2008.

Schedule B is amended as of July 1, 2008, to add under Separate Account USL VL-R the AIG Protection Advantage VUL, a flexible premium variable universal life insurance policy, Form Nos. 07921N and 07921NU. A copy of amended Schedule B, is attached for your records.

If you have any questions regarding this matter, please call me at (713)
831-4954.

                                              Sincerely,

                                              Jennifer P. Powell
                                              Senior Counsel

Enclosure

                      AMERICAN GENERAL LIFE COMPANIES, LLC
                     2929 Allen Parkway o Houston, TX 77019

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                                   SCHEDULE B

                        SEPARATE ACCOUNTS AND CONTRACTS+
                              (AS OF JULY 1, 2008)

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NAME OF SEPARATE ACCOUNT AND                  FORM NUMBERS AND NAMES OF CONTRACTS FUNDED
DATE ESTABLISHED BY BOARD OF DIRECTORS        BY SEPARATE ACCOUNT

The United States Life Insurance Company in   Name of Contract:
   The City of New York                       Select Reserve(SM) Flexible Payment Variable and Fixed
   Separate Account USL VA-R                  Individual Deferred Annuity, Form No. 98505N
   Established: August 8, 1997

                                              Name of Contract:
                                              Platinum Investor(SM) Immediate Variable Annuity Single Premium
                                              Immediate Variable Annuity, Form No. 03017N

The United States Life Insurance Company in   Name of Contract:
   The City of New York                       Platinum Investor Flexible Premium Variable Life
   Separate Account USL VL-R                  Insurance Policies, Form No. 97600N
   Established: August 8, 1997

                                              Name of Contract:
                                              Platinum Investor Survivor Last Survivor Flexible Premium
                                              Variable Life Insurance Policies, Form No. 99206N

                                              Name of Contract:
                                              Platinum Investor PLUS Flexible Premium Variable Life Insurance
                                              Policies, Form No. 02600N

                                              Name of Contract:
                                              Platinum Investor Survivor II Last Survivor Flexible Premium
                                              Variable Life Insurance Policies, Form No. 01206N

                                              Name of Contract:
                                              Platinum Investor VIP Flexible Premium Variable Universal Life
                                              Insurance Policies, Form No. 05604N and 05604NU

                                              Name of Contract:
                                              AIG Protection Advantage VUL(SM) Flexible Premium Variable
                                              Universal Life Insurance Policies, Forms No. 07921N and 07921NU

+    The parties hereto agree that this Schedule B may be revised and replaced as necessary to accurately reflect the Separate Accounts and Contracts covered under this Agreement.
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